UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2026

REPOSITRAK, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	TRAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2026, ReposiTrak, Inc. (the “Company”) entered into an Executive Employment Agreement (the “Employment Agreement”) with John R. Merrill, the Company’s Chief Financial Officer and Principal Accounting Officer, effective August 18, 2026.

The Employment Agreement provides for an initial three-year term, with automatic one-year renewals, and an annual base salary of $325,000, retroactive to May 16, 2026. Mr. Merrill is eligible for an annual performance bonus with a target opportunity equal to 60% of his then-current base salary and, subject to certain conditions, a minimum annual bonus equal to 30% of his target bonus. Mr. Merrill will also receive 75,000 shares of restricted common stock under the Company’s equity incentive plan, vesting in four equal annual installments beginning on the first anniversary of the effective date, subject to the terms of the Employment Agreement and the applicable equity plan and award agreement.

If Mr. Merrill is terminated without Cause or resigns for Good Reason, subject to the conditions set forth in the Employment Agreement, he will be entitled to nine months of base salary, immediate vesting of all unvested equity awards or, at his election, continued vesting during the nine-month severance period, nine months of COBRA coverage or reimbursement thereto, any earned but unpaid annual bonus, and a prorated annual bonus for the year of termination. The Employment Agreement also provides for double-trigger protection in connection with a qualifying termination following a Change in Control.

The foregoing description of the Employment Agreement is a summary and is qualified in its entirety by reference to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement by and between ReposiTrak, Inc. and John Merrill, dated August 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPOSITRAK, INC.

Date: August 18, 2026	By:	/s/ John R. Merrill
John R. Merrill
Chief Financial Officer